Related-party transactions (Tables)	12 Months Ended
Dec. 31, 2022
Related-party transactions [Abstract]
Key management compensation

Key management includes the board of directors and executive management. For 2022, there were eight members (2021: eight and 2020: seven) of the Board (excluding the CEO) and seven members (2021: six and 2020: five) of executive management (including the CEO). Compensation was as follows:

	For the Year Ended
	December 31,
In CHF thousands	2022	2021	2020
Short-term employee benefits	4,187	4,403	3,497
Post-employment benefits	295	266	214
Share-based compensation	2,503	2,997	2,578
Total compensation	6,985	7,666	6,289